EXHIBIT 99(a)

LETTER OF TRANSMITTAL

for

5.375% Senior Notes due 2015

of

ETHAN ALLEN GLOBAL, INC.
Unconditionally Guaranteed by Ethan Allen Interiors Inc.
and Certain Subsidiaries of Ethan Allen Interiors Inc.

THE EXCHANGE OFFER WILL EXPIRE AT 11:59 P.M., NEW YORK CITY TIME,
ON ___________, 2006 (the “EXPIRATION DATE”) UNLESS EXTENDED BY
ETHAN ALLEN GLOBAL, INC.

EXCHANGE AGENT:

U.S. BANK NATIONAL ASSOCIATION

By Mail: U.S. Bank National Association One Federal Street, 3rd Floor Boston, MA 02110	By Hand or Overnight Courier: U.S. Bank National Association One Federal Street, 3rd Floor Boston, MA 02110

By Facsimile:
U.S. Bank National Association
[(617) 603-6668]
Attn: Corporate Trust Services

Confirm by Telephone:
[(617) 603-6576]

        Delivery of this Letter of Transmittal to an address other than as set forth above, or transmission of instructions via a facsimile number other than as set forth above, will not constitute a valid delivery.

        The undersigned acknowledges receipt of the Prospectus dated _________, 2006 (the “Prospectus”) of Ethan Allen Global, Inc., (“Ethan Allen”) and this Letter of Transmittal (the “Letter of Transmittal”), which together describe Ethan Allen’s offer (the “Exchange Offer”) to exchange $1,000 in principal amount of its new 5.375% Senior Notes due 2015 (the “Exchange Notes”) for each $1,000 in principal amount of outstanding 5.375% Senior Notes due 2015 (the “Notes”). The terms of the Exchange Notes are identical in all material respects (including principal amount, interest rate and maturity) to the terms of the Notes for which they may be exchanged pursuant to the Exchange Offer, except that the Exchange Notes are freely transferable by holders thereof (except as provided herein or in the Prospectus) and are not subject to any covenant regarding registration under the Securities Act of 1933, as amended (the “Securities Act”).

        The undersigned has checked the appropriate boxes below and signed this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer.

PLEASE READ THE ENTIRE LETTER OF TRANSMITTAL AND THE PROSPECTUS
CAREFULLY BEFORE CHECKING ANY BOX BELOW

YOUR BANK OR BROKER CAN ASSIST YOU IN COMPLETING THIS FORM. THE INSTRUCTIONS INCLUDED WITH THIS LETTER OF TRANSMITTAL MUST BE FOLLOWED. QUESTIONS AND REQUESTS FOR ASSISTANCE OR FOR ADDITIONAL COPIES OF THE PROSPECTUS AND THIS LETTER OF TRANSMITTAL MAY BE DIRECTED TO THE EXCHANGE AGENT.

        List below the Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, the Certificate Numbers and Principal Amounts should be listed on a separate signed schedule affixed hereto.

DESCRIPTION OF NOTES TENDERED HEREWITH

Names(s) and Address(es) of Registered Holder(s) (Please fill in)	Certificate Number(s)*	Aggregate Principal Amount Represented by Notes*	Principal Amount Tendered**

Total

*	Need not be completed by book-entry holders.
**	Unless otherwise indicated, the holder will be deemed to have tendered the full aggregate principal amount represented by such Notes. See Instruction 2.

        This Letter of Transmittal is to be used either if certificates of Notes are to be forwarded herewith or if delivery of Notes is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company, pursuant to the procedures set forth in “The Exchange Offer—Procedures for tendering” in the Prospectus. Delivery of documents to the book-entry transfer facility does not constitute delivery to the Exchange Agent.

        Holders whose Notes are not immediately available or who cannot deliver their Notes and all other documents required hereby to the Exchange Agent on or prior to the Expiration Date must tender their Notes according to the guaranteed delivery procedure set forth in the Prospectus under the caption “The Exchange Offer— Guaranteed delivery procedures.”

|_|	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

Name of Tendering Institution ___________________________________________________________________________

|_|	The Depository Trust Company

Account Number ____________________________________________________________________________________

Transaction Code Number _____________________________________________________________________________

|_|	CHECK HERE IF TENDERED NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY AND COMPLETE THE FOLLOWING:

Name of Registered Holder(s) ___________________________________________________________________________

Name of Eligible Institution that Guaranteed Delivery _________________________________________________________

Date of Execution of Notice of Guaranteed Delivery __________________________________________________________

Account Number ____________________________________________________________________________________

|_|	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO THE PERSON OTHER THAN THE PERSON SIGNING THIS LETTER OF TRANSMITTAL:

Name _____________________________________________________________________________________________
(Please Print)

Address ___________________________________________________________________________________________
(Including Zip Code)

|_|	CHECK HERE IF EXCHANGE NOTES ARE TO BE DELIVERED TO ADDRESS DIFFERENT FROM THAT LISTED ELSEWHERE IN THIS LETTER OF TRANSMITTAL:

Address ___________________________________________________________________________________________
(Including Zip Code)

|_|	CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO:

Name _____________________________________________________________________________________________

Address ___________________________________________________________________________________________

PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

Ladies and Gentlemen:

        Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to Ethan Allen the above-described principal amount of the Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Notes tendered herewith, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, Ethan Allen all right, title and interest in and to such Notes. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that said the Exchange Agent acts as the agent of Ethan Allen, in connection with the Exchange Offer) to cause the Notes to be assigned, transferred and exchanged The undersigned represents and warrants that it has full power and authority to tender, exchange, assign and transfer the Notes and to acquire Exchange Notes issuable upon the exchange of such tendered Notes, and that, when the same are accepted for exchange, Ethan Allen will acquire good and unencumbered title to the tendered Notes, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim. The undersigned also warrants that it will, upon request, execute and deliver any additional documents deemed by the Exchange Agent or Ethan Allen to be necessary or desirable to complete the exchange, assignment and transfer of tendered Notes or transfer ownership of such Notes on the account books maintained by the book-entry transfer facility. The undersigned further agrees that acceptance of any and all validly tendered Notes by Ethan Allen and the issuance of Exchange Notes in exchange therefor shall constitute performance in full by Ethan Allen of its obligations under the Registration Rights Agreement (as defined in the Prospectus) and that Ethan Allen shall have no further obligations or liabilities thereunder except as provided in Section 2(b) of the Registration Rights Agreement.

        The Exchange Offer is subject to certain conditions as set forth in the Prospectus under the caption “The Exchange Offer—Conditions of the Exchange Offer.” The undersigned recognizes that as a result of these conditions (which may be waived, in whole or in part, by Ethan Allen), as more particularly set forth in the Prospectus, Ethan Allen may not be required to exchange any of the Notes tendered hereby and, in such event, the Notes not exchanged will be returned to the undersigned at the address shown above.

        By tendering, each holder of Notes represents that Exchange Notes acquired in the exchange will be obtained in the ordinary course of such holder’s business, that such holder has no arrangement with any person to participate in the distribution of such Exchange Notes, that such holder is not an “affiliate” of Ethan Allen within the meaning of Rule 405 under the Securities Act and that such holder is not engaged in (and does not intend to engage in) a distribution of the Exchange Notes. Any holder of Notes using the Exchange Offer to participate in a distribution of the Exchange Notes (i) cannot rely on the position of the staff of the Securities and Exchange Commission (the “Commission”) enunciated in its interpretive letter with respect to Exxon Capital Holdings Corporation (April 13, 1988) or similar letters and (ii) must comply with the registration and prospectus requirements of the Securities Act in connection with a secondary resale transaction.

        If the undersigned is not a broker-dealer, the undersigned represents that it is not engaged in (and does not intend to engage in) a distribution of Exchange Notes. If the undersigned is a broker-dealer that will receive Exchange Notes for its own account in exchange for Notes that were acquired as a result of market-making activities or other trading as a result of market-making activities or other trading activities, it acknowledges that it will deliver a prospectus in connection with any resale of such Exchange Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Securities Act.

        All authority herein conferred or agreed to be conferred shall survive the death or incapacity of the undersigned, and every obligation of the undersigned hereunder shall be binding upon the heirs, personal representatives, successors and assigns of the undersigned. Tendered Notes may be withdrawn at any time prior to ____________, 2006 in accordance with the terms of the Letter of Transmittal.

        Certificates for all Exchange Notes delivered in exchange for tendered Notes and any Notes delivered herewith but not exchanged, and registered in the name of the undersigned, shall be delivered to the undersigned at the address shown below the signature of the undersigned.

TENDERING HOLDER(S) SIGN HERE
(Complete accompanying Form W-9)

__________________________________________________________________________________________________________

__________________________________________________________________________________________________________
Signature(s) of Holder(s)

Dated __________________________________	Area Code and Telephone No: __________________________

(Must be signed by registered holder(s) exactly as name(s) appear(s) on certificate(s) of Notes. If signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, please set forth the full title of such person and enclose proper evidence of authority to act.) See Instruction 3.

Name(s) ___________________________________________________________________________________________________

__________________________________________________________________________________________________________
(Please Print)

Capacity (full title) ____________________________________________________________________________________________

Address ___________________________________________________________________________________________________
(Including Zip Code)

Area Code and Telephone No. ___________________________________________________________________________________

Taxpayer Identification No.______________________________________________________________________________________

GUARANTEE OF SIGNATURE(S)
(If Required – See Instruction 3)

Authorized Signature __________________________________________________________________________________________

Name ______________________________________________________________________________________________________

Title _______________________________________________________________________________________________________

Address ____________________________________________________________________________________________________

Name of Firm _________________________________________________________________________________________________

Area Code and Telephone No. ___________________________________________________________________________________

Dated _______________________________

INSTRUCTIONS

FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

1.     Delivery of this Letter of Transmittal and Certificates.

        Certificates for all physically delivered Notes or confirmation of any book-entry transfer to the Exchange Agent’s or its agent’s account at a book-entry transfer facility of Notes tendered by book-entry transfer, as well as a properly completed and duly executed copy of this Letter of Transmittal or facsimile thereof, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at any of its addresses set forth herein on or prior to the Expiration Date (as defined in the Prospectus).

        The method of delivery of this Letter of Transmittal, the Notes and any other required document is at the election and risk of the holder, and (except as otherwise provided below), the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If such delivery is by mail, it is suggested that registered mail with return receipt requested, properly insured, be used. In all cases, sufficient time should be allowed to permit timely delivery.

        Holders whose Notes are not immediately available or who cannot deliver their Notes and all other required documents to the Exchange Agent on or prior to the Expiration Date or comply with book-entry transfer procedures on a timely basis must tender their Notes pursuant to the guaranteed delivery procedure set forth in that Prospectus under “The Exchange Offer—Guaranteed delivery procedures.” Pursuant to such procedure: (i) such tender must be made through an Eligible Institution; (ii) on or prior to the Expiration Date, the Exchange Agent must have received from such Eligible Institution a properly completed and duly executed Letter of Transmittal and Notice of Guaranteed Delivery, substantially in the form provided by us (by facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Notes and the amount of Notes tendered, stating that the tender is being made thereby and guaranteeing that within five business days after the Expiration Date, a Book-Entry Confirmation or the certificates relating to the Notes, and all other documents required by the Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent; and (iii) a Book-Entry Confirmation or the certificates for all tendered Notes, and all other documents required by the Letter of Transmittal, are received by the Exchange Agent within five business days after the Expiration Date, all as provided in the Prospectus under the caption “The Exchange Offer—Guaranteed delivery procedures.” Upon request to the Exchange Agent, a Notice of Guaranteed Delivery will be sent to holders who wish to tender their Notes according to these guaranteed delivery procedures. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal (or facsimile thereof), shall waive any right to receive notice of the acceptance of the Notes for exchange.

2.     Partial Tenders; Withdrawals.

        If less than the entire principal amount of Notes evidenced by a submitted certificate is tendered, the tendering holder should fill in the principal amount tendered in the box entitled “Principal Amount Tendered.” A newly issued certificate for the principal amount of Notes submitted but not tendered will be sent to such holder promptly after the Expiration Date. All Notes delivered to the Exchange Agent will be deemed to have been tendered unless otherwise clearly indicated.

        Tenders of Notes pursuant to the Exchange Offer are irrevocable, except that Notes tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Date. To be effective, a written. telegraphic, telex or facsimile transmission notice of withdrawal must be received by the Exchange Agent by 11:59 P.M., New York City time, on the Expiration Date unless extended by Ethan Allen. Any such notice of withdrawal must specify the person named in the Letter of Transmittal as having tendered Notes to be withdrawn, the certificate numbers of the Notes to be withdrawn, the principal amount of Notes delivered for exchange, a statement that such holder is withdrawing his or her election to have such Notes exchanged, and the name of the registered holder of such Notes, and must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or be accompanied by evidence satisfactory to Ethan Allen that the person withdrawing the tender has succeeded to the beneficial ownership of the Notes being

withdrawn.     The Exchange Agent will return the properly withdrawn Notes promptly following receipt of notice of withdrawal. If Notes have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at the book-entry transfer facility to be credited with the withdrawn Notes or otherwise comply with the book-entry transfer facility’s procedures. All questions as to the validity of notices of withdrawals, including time of receipt, will be determined by Ethan Allen, and such determination will be final and binding on all parties.

3.     Signature on this Letter of Transmittal; Written Instruments and Endorsements; Guarantee of Signatures.

        If this Letter of Transmittal is signed by the registered holder(s) of the Notes tendered hereby, the signature must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

        If any of the Notes tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

        If a number of Notes registered in different names are tendered, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations of Notes.

        When this Letter of Transmittal is signed by the registered holder or holders (which term, for the purposes described herein, shall include the book-entry transfer facility whose name appears on a security listing as the owner of the Notes) of Notes listed and tendered hereby, no endorsements of certificates or separate written instruments of transfer or exchange are required.

        If this Letter of Transmittal is signed by a person other than the registered holder or holders of the Notes listed, such Notes must be endorsed or accompanied by separate written instruments of transfer or exchange in form satisfactory to Ethan Allen and duly executed by the registered holder, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the Notes.

        If this Letter of Transmittal, any certificates or separate written instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by Ethan Allen, proper evidence satisfactory to Ethan Allen of their authority so to act must be submitted.

        Endorsements on certificates or signatures on separate written instruments of transfer or exchange required by this Instruction 3 must be guaranteed by an Eligible Institution.

        Signatures on this Letter of Transmittal need not be guaranteed by an Eligible Institution, provided the Notes are tendered (i) by a registered holder of such Notes, for the holder of such Notes or (ii) for the account of an Eligible Institution.

4.     Transfer Taxes.

        Ethan Allen shall pay all transfer taxes, if any, applicable to the transfer and exchange of Notes to it or its order pursuant to the Exchange Offer. If a transfer tax is imposed for any reason other than the transfer and exchange of Notes to Ethan Allen or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the registered holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exception therefrom is not submitted herewith the amount of such transfer taxes will be billed directly to such tendering holder.

        Except as provided in this Instruction 4, it will not be necessary for transfer tax stamps to be affixed to the Notes listed in this Letter of Transmittal.

5.    Waiver of Condition

        Ethan Allen reserves the right to waive in its reasonable judgment, in whole or in part, any of the conditions to the Exchange Offer set forth in the Prospectus.

6.     Mutilated, Lost, Stolen or Destroyed Notes

        Any holder whose Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated below for further instructions.

7.     Requests for Assistance or Additional Copies.

        Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent at the addresses and telephone number set forth above. In addition, all questions relating to the Exchange Offer, as well as requests for assistance or additional copies of the Prospectus and this Letter of Transmittal, may be directed to Ethan Allen at Ethan Allen Drive, P.O. Box 1966, Danbury, CT 06813-1966, Attention: Peg Lupton, telephone: (203) 743-8234.

        IMPORTANT: This Letter of Transmittal or a facsimile thereof (together with certificates of Notes or confirmation of book-entry transfer and all other required documents) or a Notice of Guaranteed Delivery must be received by the Exchange Agent on or prior to the Expiration Date.